UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

ZIPGLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-135134	20-3837010
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Washington Street, Unit LL-6, Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 848-0021

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on August 23, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 23, 2007	ZipGlobal Holdings, Inc.

	By:	/s/ MICHAEL C. LEE
Name: Michael C. Lee
Title: Chief Executive Officer and President

Exhibit Index
Exhibit No.	Description
99.1	Press Release, dated August 23, 2007